Commitments and Contingencies (All Registrants)	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies (All Registrants)	Commitments and Contingencies (All Registrants)
Commitments
PHI Merger Commitments (Exelon, PHI, Pepco, DPL, and ACE). Approval of the PHI Merger in Delaware, New Jersey, Maryland, and the District of Columbia was conditioned upon Exelon and PHI agreeing to certain commitments. The following amounts represent total commitment costs that have been recorded since the acquisition date and the total remaining obligations for Exelon, PHI, Pepco, DPL, and ACE as of December 31, 2021:

Description	Exelon	PHI	Pepco	DPL	ACE
Total commitments	$513	$320	$120	$89	$111
Remaining commitments(a)	68	58	48	6	4
__________
(a)Remaining commitments extend through 2026 and include rate credits, energy efficiency programs, and delivery system modernization.
In addition, Exelon has committed to purchase 100 MWs of wind energy in PJM. DPL has committed to conducting three RFPs to procure up to a total of 120 MWs of wind RECs for the purpose of meeting Delaware's renewable portfolio standards. DPL has conducted two of the three wind REC RFPs. The first 40 MW wind REC tranche was conducted in 2017 and did not result in a purchase agreement. The second 40 MW wind REC tranche was conducted in 2018 and resulted in a proposed REC purchase agreement that was approved by the DEPSC in 2019. The RFP for the third and final 40 MW wind REC tranche will be conducted in the second half of 2022.
Commercial Commitments (All Registrants). The Registrants' commercial commitments as of December 31, 2021, representing commitments potentially triggered by future events were as follows:

		Expiration within
Exelon	Total	2022	2023	2024	2025	2026	2027 and beyond
Letters of credit	$17	$17	$—	$—	$—	$—	$—
Surety bonds(a)	109	107	—	2	—	—	—
Financing trust guarantees	378	—	—	—	—	—	378
Guaranteed lease residual values(b)	31	—	5	6	6	5	9
Total commercial commitments	$535	$124	$5	$8	$6	$5	$387

ComEd
Letters of credit	$7	$7	$—	$—	$—	$—	$—
Surety bonds(a)	17	15	—	2	—	—	—
Financing trust guarantees	200	—	—	—	—	—	200
Total commercial commitments	$224	$22	$—	$2	$—	$—	$200

PECO
Letters of credit	$1	$1	$—	$—	$—	$—	$—
Surety bonds(a)	2	2	—	—	—	—	—
Financing trust guarantees	178	—	—	—	—	—	178
Total commercial commitments	$181	$3	$—	$—	$—	$—	$178

BGE
Letters of credit	$2	$2	$—	$—	$—	$—	$—
Surety bonds(a)	3	3	—	—	—	—	—
Total commercial commitments	$5	$5	$—	$—	$—	$—	$—

PHI
Surety bonds(a)	$23	$23	$—	$—	$—	$—	$—
Guaranteed lease residual values(b)	31	—	5	6	6	5	9
Total commercial commitments	$54	$23	$5	$6	$6	$5	$9

Pepco
Surety bonds(a)	$14	$14	$—	$—	$—	$—	$—
Guaranteed lease residual values(c)	10	—	1	2	2	2	3
Total commercial commitments	$24	$14	$1	$2	$2	$2	$3

DPL
Surety bonds(a)	$5	$5	$—	$—	$—	$—	$—
Guaranteed lease residual values(b)	13	—	2	3	2	2	4
Total commercial commitments	$18	$5	$2	$3	$2	$2	$4

ACE
Surety bonds(a)	$4	$4	$—	$—	$—	$—	$—
Guaranteed lease residual values(b)	8	—	2	1	2	1	2
Total commercial commitments	$12	$4	$2	$1	$2	$1	$2
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(a)Surety bonds—Guarantees issued related to contract and commercial agreements, excluding bid bonds.
(b)Represents the maximum potential obligation in the event that the fair value of certain leased equipment and fleet vehicles is zero at the end of the maximum lease term. The lease term associated with these assets ranges from 1 to 8 years. The maximum potential obligation at the end of the minimum lease term would be $75 million guaranteed by Exelon and PHI, of which $25 million, $31 million, and $19 million is guaranteed by Pepco, DPL, and ACE, respectively. Historically, payments under the guarantees have not been made and PHI believes the likelihood of payments being required under the guarantees is remote.
Environmental Remediation Matters
General (All Registrants). The Registrants’ operations have in the past, and may in the future, require substantial expenditures to comply with environmental laws. Additionally, under Federal and state environmental laws, the Registrants are generally liable for the costs of remediating environmental contamination of property now or formerly owned by them and of property contaminated by hazardous substances generated by them. The Registrants own or lease a number of real estate parcels, including parcels on which their operations or the operations of others may have resulted in contamination by substances that are considered hazardous under environmental laws. In addition, the Registrants are currently involved in a number of proceedings relating to sites where hazardous substances have been deposited and may be subject to additional proceedings in the future. Unless otherwise disclosed, the Registrants cannot reasonably estimate whether they will incur significant liabilities for additional investigation and remediation costs at these or additional sites identified by the Registrants, environmental agencies or others, or whether such costs will be recoverable from third parties, including customers. Additional costs could have a material, unfavorable impact on the Registrants' financial statements.
MGP Sites (All Registrants). ComEd, PECO, BGE, and DPL have identified sites where former MGP or gas purification activities have or may have resulted in actual site contamination. For almost all of these sites, there are additional PRPs that may share responsibility for the ultimate remediation of each location.
•ComEd has 21 sites that are currently under some degree of active study and/or remediation. ComEd expects the majority of the remediation at these sites to continue through at least 2027.
•PECO has 6 sites that are currently under some degree of active study and/or remediation. PECO expects the majority of the remediation at these sites to continue through at least 2023.
•BGE has 4 sites that currently require some level of remediation and/or ongoing activity. BGE expects the majority of the remediation at these sites to continue through at least 2023.
•DPL has 1 site that is currently under study and the required cost at the site is not expected to be material.
The historical nature of the MGP and gas purification sites and the fact that many of the sites have been buried and built over, impacts the ability to determine a precise estimate of the ultimate costs prior to initial sampling and determination of the exact scope and method of remedial activity. Management determines its best estimate of remediation costs using all available information at the time of each study, including probabilistic and deterministic modeling for ComEd and PECO, and the remediation standards currently required by the applicable state environmental agency. Prior to completion of any significant clean up, each site remediation plan is approved by the appropriate state environmental agency.
ComEd, pursuant to an ICC order, and PECO, pursuant to settlements of natural gas distribution rate cases with the PAPUC, are currently recovering environmental remediation costs of former MGP facility sites through customer rates. While BGE and DPL do not have riders for MGP clean-up costs, they have historically received recovery of actual clean-up costs in distribution rates.
As of December 31, 2021 and 2020, the Registrants had accrued the following undiscounted amounts for environmental liabilities in Other current liabilities and Other deferred credits and other liabilities in their respective Consolidated Balance Sheets:

	December 31, 2021		December 31, 2020
	Total environmental investigation and remediation liabilities	Portion of total related to MGP investigation and remediation	Total environmental investigation and remediation liabilities	Portion of total related to MGP investigation and remediation
Exelon	$352	$303	$366	$314
ComEd	279	279	293	293
PECO	22	20	23	21
BGE	6	4	2	—
PHI	42	—	44	—
Pepco	40	—	42	—
DPL	1	—	1	—
ACE	1	—	1	—
Benning Road Site (Exelon, PHI, and Pepco). In September 2010, PHI received a letter from EPA identifying the Benning Road site as one of six land-based sites potentially contributing to contamination of the lower Anacostia River. A portion of the site, which is owned by Pepco, was formerly the location of an electric generating facility owned by Pepco subsidiary, Pepco Energy Services, which became a part of Generation, following the 2016 merger between PHI and Exelon. This generating facility was deactivated in June 2012. The remaining portion of the site consists of a Pepco transmission and distribution service center that remains in operation. In December 2011, the U.S. District Court for the District of Columbia approved a Consent Decree entered into by Pepco and Pepco Energy Services (hereinafter "Pepco Entities") with the DOEE, which requires the Pepco Entities to conduct a Remedial Investigation and Feasibility Study (RI/FS) for the Benning Road site and an approximately 10 to 15-acre portion of the adjacent Anacostia River. The purpose of this RI/FS is to define the nature and extent of contamination from the Benning Road site and to evaluate remedial alternatives.
Pursuant to an internal agreement between the Pepco Entities, since 2013, Pepco has performed the work required by the Consent Decree and has been reimbursed for that work by an agreed upon allocation of costs between the Pepco Entities. In September 2019, the Pepco Entities issued a draft “final” RI report which DOEE approved on February 3, 2020. The Pepco Entities are developing a FS to evaluate possible remedial alternatives for submission to DOEE. The Court has established a schedule for completion of the FS, and approval by the DOEE, by September 16, 2022. After completion and approval of the FS, DOEE will prepare a Proposed Plan for public comment and then issue a Record of Decision (ROD) identifying any further response actions determined to be necessary. As part of the separation between Exelon and Constellation Energy Corporation in February 2022, the internal agreement between the Pepco Entities for completion and payment for the remaining Consent Decree work was memorialized in a formal agreement for post-separation activities. A second post-separation assumption agreement between Exelon and Constellation Energy Corporation transferred any of the potential remaining remediation liability, if any, of Pepco Energy Services/Generation to a non-utility subsidiary of Exelon which going forward will be responsible for those liabilities. Exelon, PHI, and Pepco, have determined that a loss associated with this matter is probable and have accrued an estimated liability, which is included in the table above.
Anacostia River Tidal Reach (Exelon, PHI, and Pepco). Contemporaneous with the Benning Road site RI/FS being performed by the Pepco Entities , DOEE and National Park Service ("NPS") have been conducting a separate RI/FS focused on the entire tidal reach of the Anacostia River extending from just north of the Maryland-District of Columbia boundary line to the confluence of the Anacostia and Potomac Rivers. The river-wide RI incorporated the results of the river sampling performed by the Pepco Entities as part of the Benning RI/FS, as well as similar sampling efforts conducted by owners of other sites adjacent to this segment of the river and supplemental river sampling conducted by DOEE’s contractor. In April 2018, DOEE released a draft RI report for public review and comment. Pepco submitted written comments to the draft RI and participated in a public hearing.
Exelon, PHI, and Pepco have determined that it is probable that costs for remediation will be incurred and recorded a liability in the third quarter 2019 for management’s best estimate of its share of those costs. On September 30, 2020, DOEE released its Interim ROD. The Interim ROD reflects an adaptive management approach which will require several identified “hot spots” in the river to be addressed first while continuing to conduct studies and to monitor the river to evaluate improvements and determine potential future remediation plans. The adaptive management process chosen by DOEE is less intrusive, provides more long-term environmental certainty, is less costly, and allows for site specific remediation plans already underway, including the plan for the Benning Road site to proceed to conclusion. Pepco concluded that incremental exposure remains reasonably possible, but management cannot reasonably estimate a range of loss beyond the amounts recorded, which are included in the table above.
On July 12, 2021, DOEE and NPS held a virtual meeting with the PRP's in response to a General Notice Letter sent by each agency inviting the PRP's to participate in discussions, which Pepco attended.
In addition to the activities associated with the remedial process outlined above, CERCLA separately requires federal and state (here including Washington, D.C.) Natural Resource Trustees (federal or state agencies designated by the President or the relevant state, respectively, or Indian tribes) to conduct an assessment of any damages to natural resources within their jurisdiction as a result of the contamination that is being remediated. The Trustees can seek compensation from responsible parties for such damages, including restoration costs. During the second quarter of 2018, Pepco became aware that the Trustees are in the beginning stages of a Natural Resources Damages (NRD) assessment, a process that often takes many years beyond the remedial decision to complete. Pepco has concluded that a loss associated with the eventual NRD assessment is reasonably possible. Due to the very early stage of the assessment process, Pepco cannot reasonably estimate the final range of loss potentially resulting from this process.
As noted in the Benning Road Site disclosure above, as part of the separation of Exelon and Constellation Energy Corporation in February 2022, an assumption agreement was executed transferring any potential future remediation liabilities associated with the Benning Site remediation to a non-utility subsidiary of Exelon.
Litigation and Regulatory Matters
Fund Transfer Restrictions (All Registrants). Under applicable law, Exelon may borrow or receive an extension of credit from its subsidiaries. Under the terms of Exelon’s intercompany money pool agreement, Exelon can lend to, but not borrow from the money pool.
Under applicable law, ComEd, PECO, BGE, PHI, Pepco, DPL, and ACE can pay dividends only from retained, undistributed or current earnings. A significant loss recorded at ComEd, PECO, BGE, PHI, Pepco, DPL, or ACE may limit the dividends that these companies can distribute to Exelon.
ComEd has agreed in connection with financings arranged through ComEd Financing III that it will not declare dividends on any shares of its capital stock in the event that: (1) it exercises its right to extend the interest payment periods on the subordinated debt securities issued to ComEd Financing III; (2) it defaults on its guarantee of the payment of distributions on the preferred trust securities of ComEd Financing III; or (3) an event of default occurs under the Indenture under which the subordinated debt securities are issued. No such event has occurred.
PECO has agreed in connection with financings arranged through PEC L.P. and PECO Trust IV that PECO will not declare dividends on any shares of its capital stock in the event that: (1) it exercises its right to extend the interest payment periods on the subordinated debentures, which were issued to PEC L.P. or PECO Trust IV; (2) it defaults on its guarantee of the payment of distributions on the Series D Preferred Securities of PEC L.P. or the preferred trust securities of PECO Trust IV; or (3) an event of default occurs under the Indenture under which the subordinated debentures are issued. No such event has occurred.
BGE is subject to restrictions established by the MDPSC that prohibit BGE from paying a dividend on its common shares if (a) after the dividend payment, BGE’s equity ratio would be below 48% as calculated pursuant to the MDPSC’s ratemaking precedents or (b) BGE’s senior unsecured credit rating is rated by two of the three major credit rating agencies below investment grade. No such event has occurred.
Pepco is subject to certain dividend restrictions established by settlements approved in Maryland and the District of Columbia. Pepco is prohibited from paying a dividend on its common shares if (a) after the dividend payment, Pepco's equity ratio would be 48% as equity levels are calculated under the ratemaking precedents of the MDPSC and DCPSC or (b) Pepco’s senior unsecured credit rating is rated by one of the three major credit rating agencies below investment grade. No such event has occurred.
DPL is subject to certain dividend restrictions established by settlements approved in Delaware and Maryland. DPL is prohibited from paying a dividend on its common shares if (a) after the dividend payment,
DPL's equity ratio would be 48% as equity levels are calculated under the ratemaking precedents of the DEPSC and MDPSC or (b) DPL’s senior unsecured credit rating is rated by one of the three major credit rating agencies below investment grade. No such event has occurred.
ACE is subject to certain dividend restrictions established by settlements approved in New Jersey. ACE is prohibited from paying a dividend on its common shares if (a) after the dividend payment, ACE's equity ratio would be 48% as equity levels are calculated under the ratemaking precedents of the NJBPU or (b) ACE's senior unsecured credit rating is rated by one of the three major credit rating agencies below investment grade. ACE is also subject to a dividend restriction which requires ACE to obtain the prior approval of the NJBPU before dividends can be paid if its equity as a percent of its total capitalization, excluding securitization debt, falls below 30%. No such events have occurred.
Deferred Prosecution Agreement (DPA) and Related Matters (Exelon and ComEd). Exelon and ComEd received a grand jury subpoena in the second quarter of 2019 from the U.S. Attorney’s Office for the Northern District of Illinois (USAO) requiring production of information concerning their lobbying activities in the State of Illinois. On October 4, 2019, Exelon and ComEd received a second grand jury subpoena from the USAO requiring production of records of any communications with certain individuals and entities. On October 22, 2019, the SEC notified Exelon and ComEd that it had also opened an investigation into their lobbying activities. On July 17, 2020, ComEd entered into a DPA with the USAO to resolve the USAO investigation. Under the DPA, the USAO filed a single charge alleging that ComEd improperly gave and offered to give jobs, vendor subcontracts, and payments associated with those jobs and subcontracts for the benefit of the Speaker of the Illinois House of Representatives and the Speaker’s associates, with the intent to influence the Speaker’s action regarding legislation affecting ComEd’s interests. The DPA provides that the USAO will defer any prosecution of such charge and any other criminal or civil case against ComEd in connection with the matters identified therein for a three-year period subject to certain obligations of ComEd, including payment to the U.S. Treasury of $200 million, which was paid in November 2020. Exelon was not made a party to the DPA, and therefore the investigation by the USAO into Exelon’s activities ended with no charges being brought against Exelon. The SEC’s investigation remains ongoing and Exelon and ComEd have cooperated fully and intend to continue to cooperate fully with the SEC. Exelon and ComEd cannot predict the outcome of the SEC investigation. No loss contingency has been reflected in Exelon's and ComEd's consolidated financial statements with respect to the SEC investigation, as this contingency is neither probable nor reasonably estimable at this time.
Subsequent to Exelon announcing the receipt of the subpoenas, various lawsuits were filed, and various demand letters were received related to the subject of the subpoenas, the conduct described in the DPA and the SEC's investigation, including:
•Four putative class action lawsuits against ComEd and Exelon were filed in federal court on behalf of ComEd customers in the third quarter of 2020 alleging, among other things, civil violations of federal racketeering laws. In addition, the Citizens Utility Board (CUB) filed a motion to intervene in these cases on October 22, 2020 which was granted on December 23, 2020. On December 2, 2020, the court appointed interim lead plaintiffs in the federal cases which consisted of counsel for three of the four federal cases. These plaintiffs filed a consolidated complaint on January 5, 2021. CUB also filed its own complaint against ComEd only on the same day. The remaining federal case, Potter, et al. v. Exelon et al, differed from the other lawsuits as it named additional individual defendants not named in the consolidated complaint. However, the Potter plaintiffs voluntarily dismissed their complaint without prejudice on April 5, 2021. ComEd and Exelon moved to dismiss the consolidated class action complaint and CUB’s complaint on February 4, 2021 and briefing was completed on March 22, 2021. On March 25, 2021, the parties agreed, along with state court plaintiffs, discussed below, to jointly engage in mediation. The parties participated in a one-day mediation on June 7, 2021 but no settlement was reached. On September 9, 2021, the federal court granted Exelon’s and ComEd’s motion to dismiss and dismissed the plaintiffs’ and CUB’s federal law claim with prejudice. The federal court also dismissed the related state law claims made by the federal plaintiffs and CUB on jurisdictional grounds. Plaintiffs have appealed the ruling to the Seventh Circuit Court of Appeals. Plaintiffs' opening appeal brief was filed on January 14, 2022. Exelon and ComEd have requested an extension until March 7, 2022 to file their response brief. Plaintiff's reply brief will be due approximately 21 days thereafter. Plaintiffs also refiled their state law claims in state court and have moved to consolidate that action with the already pending consumer state court class action, discussed below. CUB also refiled its state law claims in state court.
•Three putative class action lawsuits against ComEd and Exelon were filed in Illinois state court in the third quarter of 2020 seeking restitution and compensatory damages on behalf of ComEd customers. The cases were consolidated into a single action in October of 2020. In November 2020, CUB filed a motion to intervene in the cases pursuant to an Illinois statute allowing CUB to intervene as a party or otherwise participate on behalf of utility consumers in any proceeding which affects the interest of utility consumers. On November 23, 2020, the court allowed CUB’s intervention, but denied its request to stay these cases. Plaintiffs subsequently filed a consolidated complaint, and ComEd and Exelon filed a motion to dismiss on jurisdictional and substantive grounds on January 11, 2021. Briefing on that motion was completed on March 2, 2021. The parties agreed, on March 25, 2021, along with the federal court plaintiffs discussed above, to jointly engage in mediation. The parties participated in a one-day mediation on June 7, 2021 but no settlement was reached. On December 23, 2021, the state court granted ComEd and Exelon’s motion to dismiss with prejudice. On December 30, 2021, plaintiffs filed a motion to reconsider that dismissal and for permission to amend their complaint. The court denied the plaintiffs' motion on January 21, 2022. Plaintiffs have appealed the court's ruling dismissing their complaint to the First District Court of Appeals. On February 15, 2022, Exelon and ComEd moved to dismiss the federal plaintiffs' refiled state law claims, seeking dismissal on the same legal grounds as those asserted in their motion to dismiss the original state court plaintiffs' complaint. The parties agreed to submit their motion to dismiss briefing as a package, which included Exelon' and ComEd's motion, plaintiffs' response, and Exelon's and ComEd's reply, in order to facilitate a speedy resolution by the court. The court granted dismissal of the refiled state claims on February 16, 2022. The original federal plaintiffs filed their notice of appeal of that dismissal on February 18, 2022.
•A putative class action lawsuit against Exelon and certain officers of Exelon and ComEd was filed in federal court in December 2019 alleging misrepresentations and omissions in Exelon’s SEC filings related to ComEd’s lobbying activities and the related investigations. The complaint was amended on September 16, 2020, to dismiss two of the original defendants and add other defendants, including ComEd. Defendants filed a motion to dismiss in November 2020. The court denied the motion in April 2021. On May 26, 2021, defendants moved the court to certify its order denying the motion to dismiss for interlocutory appeal. Briefing on the motion was completed in June 2021. That motion was denied on January 28, 2022. In May 2021, the parties each filed respective initial discovery disclosures. On June 9, 2021, defendants filed their answer and affirmative defenses to the complaint and the parties engaged thereafter in discovery. On September 9, 2021, the U.S. government moved to intervene in the lawsuit and stay discovery until the parties entered into an amendment to their protective order that would prohibit the parties from requesting discovery into certain matters, including communications with the U.S. government. The court ordered said amendment to the protective order on November 15, 2021 and discovery resumed. The parties are required to substantially complete discovery by February 15, 2022. On February 10, 2022, the court granted an extension of the amendment to the protective order, at the U.S. government's request, to May 15, 2022, and directed the parties to submit a proposed joint schedule for the additional case proceedings by May 13, 2022.
•Six shareholders have sent letters to the Exelon Board of Directors from 2020 through January 2022 demanding, among other things, that the Exelon Board of Directors investigate and address alleged breaches of fiduciary duties and other alleged violations by Exelon and ComEd officers and directors related to the conduct described in the DPA. In the first quarter of 2021, the Exelon Board of Directors appointed a Special Litigation Committee ("SLC") consisting of disinterested and independent parties to investigate and address these shareholders' allegations and make recommendations to the Exelon Board of Directors based on the outcome of the SLC's investigation. In July 2021, one of the demand letter shareholders filed a derivative action against current and former Exelon and ComEd officers and directors, and against Exelon, as nominal defendant, asserting the same claims made in its demand letter. On October 12, 2021, the parties to the derivative action filed an agreed motion to stay that litigation for 120 days in order to allow the SLC to continue its investigation, which the court granted. On January 31, 2022, the parties jointly moved the court to extend the stay an additional 120 days.
•Two separate shareholder requests seeking review of certain Exelon books and records were received in August 2021 and January 2022. Exelon has responded to the first request and the shareholder thereafter sent a formal shareholder demand to the Exelon Board as discussed above. Exelon is in the process of responding to the second request.
No loss contingencies have been reflected in Exelon’s and ComEd’s consolidated financial statements with respect to these matters, as such contingencies are neither probable nor reasonably estimable at this time.
The ICC continues to conduct an investigation into rate impacts of conduct admitted in the DPA initiated on August 12, 2021. On December 16, 2021 ComEd filed direct testimony addressing the costs recovered from customers related to the DPA and Exelon’s funding of the fine paid by ComEd. In that testimony, ComEd proposed to voluntarily refund to customers compensation costs of the former officers charged with wrongdoing in connection with events described in the DPA for the period during which those events occurred as well as costs, previously proposed to be returned, of individuals and entities specifically identified in the DPA, as well as individuals and entities who were referred to ComEd as part of the conduct described in the DPA and who failed, during their tenure at ComEd, to perform work to management expectations. Exelon and ComEd recorded a loss contingency for these compensation costs as of December 31, 2021, which for financial statement disclosure purposes is not material. The testimony supports the calculation of the refund amount and proposes a refund mechanism (one time bill credit in February 2023) and also addresses other topics outlined by statute and the ICC orders initiating the investigation. ComEd also presented evidence concerning the lawfulness of ComEd’s past rates more generally. However, in response to pre-hearing motions concerning the scope of the hearing and permissible discovery and testimony, the ICC Administrate Law Judge ("ALJ") assigned ruled that scope of this proceeding was limited to whether ComEd used ratepayer funds to pay the “effectuation costs” for the conduct described in the DPA and to pay the criminal fine. Consistent with that scope, the ALJ limited the testimony to those subjects. Consistent with that ruling and a failure to exhaust other discovery, on January 18, 2022 the ALJ denied plaintiffs’ counsel’s request to depose witnesses including several current and former ComEd and Exelon executives.
Savings Plan Claim (Exelon). On December 6, 2021, seven current and former employees filed a putative ERISA class action suit in U.S. District Court for the Northern District of Illinois against Exelon, its Board of Directors, the former Board Investment Oversight Committee, the Corporate Investment Committee, individual defendants, and other unnamed fiduciaries of the Exelon Corporation Employee Savings Plan (“Plan”). The complaint alleges that the defendants violated their fiduciary duties under the Plan by including certain investment options that allegedly were more expensive than and underperformed similar passively-managed or other funds available in the marketplace and permitting a third-party administrative service provider/recordkeeper and an investment adviser to charge excessive fees for the services provided. The plaintiffs seek declaratory, equitable and monetary relief on behalf of the Plan and participants. On February 16, 2022, the court granted the parties' stipulated dismissal of the individual named defendants without prejudice. The remaining defendants' responsive pleading is due February 25, 2022. No loss contingencies have been reflected in Exelon’s consolidated financial statements with respect to this matter, as such contingencies are neither probable nor reasonably estimable at this time.
General (All Registrants). The Registrants are involved in various other litigation matters that are being defended and handled in the ordinary course of business. The assessment of whether a loss is probable or reasonably possible, and whether the loss or a range of loss is estimable, often involves a series of complex judgments about future events. The Registrants maintain accruals for such losses that are probable of being incurred and subject to reasonable estimation. Management is sometimes unable to estimate an amount or range of reasonably possible loss, particularly where (1) the damages sought are indeterminate, (2) the proceedings are in the early stages, or (3) the matters involve novel or unsettled legal theories. In such cases, there is considerable uncertainty regarding the timing or ultimate resolution of such matters, including a possible eventual loss.